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                                                                   EXHIBIT 10.19

[ORBIMED ADVISORS LLC LOGO]

                                                                   June 30, 2003
Physiome Sciences, Inc.
150 College Road West
Suite 500
Princeton, New Jersey 08540-6604
USA

Dear Sirs:

1. Each of the undersigned, OrbiMed Associates LLC, Caduceus Private Investments LP and PW Juniper Crossover Fund L.L.C. (each, an "OrbiMed Entity") hereby agrees and undertakes to indemnify you and hold you harmless from any Israeli capital gains taxes (including interest, linkage, penalties, fines and directly related reasonable attorneys and/or accounting fees (together "Taxes")) which you shall pay in connection with Israeli withholding tax obligations related to your acquisition of such OrbiMed Entity's shares in Predix Pharmaceuticals Ltd., in accordance with the Agreement to Purchase All of the Capital Stock of Predix Pharmaceuticals Ltd., dated June 30, 2003 (the "Purchase Agreement").

2.    You hereby agree to notify us promptly, in writing to the undersigned at:
      767 Third Avenue, 30th Floor New York, NY 10017 (or to such other address as we may advise you in writing) of any tax withholding demand you may receive (a "Demand"), and to cooperate with us with regard to such Demand. It is hereby specifically clarified that the indemnification set forth in Section 1 above is conditioned upon your consent not to take any action relating to such Demand unless agreed to, by us, in advance.

3. The indemnification under this letter is specifically limited to any Taxes actually paid by you to the Israeli tax Authorities as set forth herein.

4. This letter is given solely to Physiome Sciences, Inc. and is neither transferable nor assignable to any third party.

5. This letter shall expire upon the sixth anniversary of the closing date of the Purchase Agreement. Notwithstanding the foregoing, in case you receive a Demand prior to the expiration date, our obligation under Section 1 above, shall survive the expiration of the letter.

/s/ Eric A. Bittelman                            Eric A. Bittelman
---------------------------------           CFO, OrbiMed  Advisors, LLC
OrbiMed  Associates LLC
By:______________________________

/s/ Eric A. Bittelman                            Eric A. Bittelman
---------------------------------               CFO, OrbiMed Capital
Caduceus Private Investments LP                    General Partner
By:______________________________

/s/ Eric A. Bittelman                            Eric A. Bittelman
---------------------------------              CFO, OrbiMed Advisors, LLC
PW Juniper Crossover Fund L.L.C.
By:______________________________